UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________

Date of Report (Date of earliest event reported): October 11, 2013

SPHERIX INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	0-5576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7927 Jones Branch Drive, Suite 3125 Tysons Corner, VA	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 992-9260

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS F CERTAIN OFFICERS.

On October 11, 2013, the Board of Directors of Spherix Incorporated (the “Company”) appointed Michael Pollack as its interim Chief Financial Officer.

Michael Pollack, 47, has been a partner of KBL LLP, a certified public accounting and business advisory services firm, since 2005 and has over twenty years of experience in public accounting and consulting to over 100 publicly traded and 250 private companies.  Mr. Pollack graduated from the University of Maryland with a Bachelors of Arts in Economics. Mr. Pollack is a member of the American Institute of Certified Public Accountants, as well as licensed to practice in New Jersey and New York.  Mr. Pollack has never served as a director of a publicly traded company.

Mr. Pollack has no family relationship with any of the executive officers or directors of the Company.  There are no arrangements or understandings between Mr. Pollack and any other person pursuant to which he was appointed as an officer of the Company.

Mr. Pollack is serving as the Company’s interim Chief Financial Officer pursuant to a six month agreement with KBL LLP (“KBL”), Mr. Pollack’s current employer.  In consideration for Mr. Pollack’s services, the Company has agreed to pay KBL a monthly fee of $20,000 ($5,000 of which will be payable in shares of the Company’s common stock) and a $20,000 signing bonus.

October 14, 2013 the Company entered into an indemnification agreement with Mr. Pollack that provides, among other things, for the indemnification to the fullest extent permitted or required by Delaware law, provided however, that Mr. Pollack shall not be entitled to indemnification in connection with (i) any “claim” (as such term is defined in the agreement) initiated by him against the Company or the Company’s directors or officers unless the Company joins or consent to the initiation of such claim, or (ii) the purchase and sale of securities by him in in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended.  This summary of the indemnification agreement is not complete, and is qualified in its entirety by reference to the full text of the agreement that is attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 15, 2013, the board of directors of the Company approved the amendment and restatement of its bylaws (the “Restated Bylaws”) in order to, among other things, include revised provisions relating to stockholder approval of actions by written consent.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Bylaws filed as Exhibit 3.1 hereto, which is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Spherix Incorporated
10.1	Indemnification Agreement dated October 14, 2013 between Michael Pollack and Spherix Incorporated
99.1	Press Release dated October 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 15, 2013

SPHERIX INCORPORATED

By:	/s/ Anthony Hayes
Name: Anthony Hayes
Title: Chief Executive Officer